Exhibit 99.1
FOR IMMEDIATE RELEASE:
Builders FirstSource Announces Court Approval of the Settlement of
Stockholder Litigation Regarding Its Recapitalization
December 23, 2009 (Dallas, TX): Builders FirstSource, Inc. (NasdaqGS: BLDR, BLDRR), announced that the Delaware Court of Chancery today approved the proposed settlement (the “Settlement”) of the consolidated class and derivative action that was filed in connection with Builders FirstSource, Inc.’s previously announced recapitalization. The terms of the Settlement are as set forth in the definitive Stipulation and Agreement of Compromise, Settlement, and Release among the parties dated November 5, 2009. The Court’s approval of the Settlement satisfies one of the conditions to the closing of the recapitalization transactions.
The Company also announced that approximately 97.7% of the holders of the Company’s outstanding Second Priority Senior Secured Floating Rate Notes due 2012 (“2012 notes”) have agreed to exchange their 2012 notes in the debt exchange that is part of the Company’s recapitalization. Those holders of 2012 notes will exchange, at par, in transactions exempt from registration under the Securities Act of 1933, as amended, their outstanding 2012 notes for (i) up to $145.0 million aggregate principal amount of newly-issued Second Priority Senior Secured Floating Rate Notes due 2016 (“2016 notes”), (ii) up to $130.0 million in cash from the proceeds of the Company’s previously announced rights offering, or (iii) a combination of cash and 2016 notes, and, (iv) to the extent the rights offering is not fully subscribed, shares of the Company’s common stock.
As part of the recapitalization, the Company is conducting a rights offering pursuant to which it has distributed, at no charge, to holders of the Company’s common stock transferable subscription rights to purchase up to an aggregate of 58,571,428 shares of the Company’s common stock at a subscription price of $3.50 per share, or an aggregate of up to approximately $205.0 million in gross proceeds to the Company.
In addition, under the terms of the Investment Agreement, dated as of October 23, 2009, as amended, JLL Partners Fund V, L.P. and Warburg Pincus Private Equity IX, L.P. have severally agreed to purchase from the Company, at the rights offering subscription price, unsubscribed shares of the Company’s common stock such that gross proceeds of the rights offering will be no less than $75.0 million.
Upon completion of the recapitalization transactions, the Company will receive $75.0 million for general corporate purposes and to pay the expenses of the recapitalization transactions, with any remaining proceeds of the rights offering being used to repurchase a portion of the Company’s outstanding 2012 notes in the debt exchange. The Company will reduce outstanding indebtedness by $130.0 million through the debt exchange.
Consummation of the debt exchange and rights offering remains subject to stockholder approval of the issuance of the shares of common stock to be issued in the recapitalization transactions and other customary closing conditions.
About Builders FirstSource
Headquartered in Dallas, Texas, Builders FirstSource is a leading supplier and manufacturer of structural and related building products for residential new construction. The company operates in 9 states, principally in the southern and eastern United States, and has 55 distribution centers and 51 manufacturing facilities, many of which are located on the same premises as our distribution facilities. Manufacturing facilities include plants that manufacture roof and floor trusses, wall panels, stairs, aluminum and vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes windows, interior and exterior doors, dimensional lumber and lumber sheet goods, millwork and other building products. For more information about Builders FirstSource, visit the Company’s web site at www.bldr.com.
Cautionary Notice
Statements in this news release that are not purely historical facts or that necessarily depend upon future events, including statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource on the date this release was submitted. Builders FirstSource undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements. In addition, the Company cannot assure that it will be successful in completing the common stock rights offering or the debt exchange. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results or the recapitalization can be found in the risk factors section of our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

Additional Information and Where to Find It
The new notes and shares of common stock that may be delivered upon exchange of outstanding second priority senior secured floating rate notes due 2012 in the debt exchange contemplated in the previously announced recapitalization have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws. This press release shall not constitute an offer to sell or the solicitation of any offer to buy any of these securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
The Company has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement covering the rights offering contemplated in the previously announced recapitalization, and the distribution of rights and commencement of the rights offering began promptly following the effectiveness of that registration statement on December 14, 2009. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any such securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
The Company has filed with the SEC, and disseminated to its stockholders of record as of December 14, 2009, a definitive proxy statement to solicit proxies for a special meeting seeking the approval of our stockholders, as required by the Nasdaq Marketplace Rules, of the issuance of the common stock in the recapitalization.
BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.
You may obtain a free copy of the prospectus and definitive proxy statement, and other related documents filed by Builders FirstSource, Inc. with the SEC, at the SEC’s web site at www.sec.gov. The prospectus and definitive proxy statement and the other documents may also be obtained for free by accessing Builders FirstSource’s web site at http://www.bldr.com .
Contact:
M. Chad Crow
Senior Vice President and Chief Financial Officer
Builders FirstSource, Inc.
(214) 880-3500